UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4264

Name of Fund: Merrill Lynch California Insured Municipal Bond Fund

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch
      California Insured Municipal Bond Fund, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 08/31/03

Date of reporting period: 09/01/02 - 2/28/03

Item 1 - Attach shareholder report

[LOGO] Merrill Lynch Investment Managers

Semi-Annual Report
February 28, 2003

Merrill Lynch
California
Insured
Municipal
Bond Fund

www.mlim.ml.com

Merrill Lynch California Insured Municipal Bond Fund           February 28, 2003

DEAR SHAREHOLDER

The Municipal Market Environment

During the six-month period ended February 28, 2003, long-term fixed income interest rates continued to move lower. As they had in 2002, declining U.S. equity markets and escalating worldwide political tensions easily overshadowed the incipient U.S. economic recovery, allowing bond yields to fall to recent historical lows. Economic releases, such as national employment and purchasing manager surveys, were generally weak early in the period. Additionally, at its August 2002 meeting, the Federal Reserve Board indicated that concerns about future economic weakness outweighed those of rising inflation. This signaled that the Federal Reserve Board was more likely to continue to lower short-term interest rates to boost economic activity rather than to raise them to reduce inflationary pressures. These factors combined to generate a very favorable fixed income environment in September 2002. The dramatic decline in equity values during September also helped trigger a significant fixed income rally as investors sought the safe-haven status of U.S. Treasury issues. By the end of September, U.S. Treasury bond yields fell to 4.65%.

Bolstered by an unexpected decline in the national unemployment rate to 5.6% in early October, U.S. equity markets staged a strong rally throughout much of the month. The Standard & Poor's 500 (S&P 500) Index rose over 8% for October, triggered by stronger-than-expected earnings reports from a large number of companies, such as General Electric Company, International Business Machines Corporation and Microsoft Corporation. As they have throughout most of the period, bond prices traded in an inverse relationship to equity prices. Consequently, as stocks rallied, bond yields rose in October, despite generally weak economic releases. During October, the U.S. housing sector remained quite robust, but retail sales and industrial production slowed. Fixed income bond yields remained under pressure in November as U.S. equity markets continued to strengthen. During November, the S&P 500 Index rose an additional 5.5%. Equity prices were supported by further signs of U.S. economic recovery, especially improving labor market activity. By the end of the third quarter, gross domestic product growth was 4%, well above the second quarter 2002 rate of 1.3%. Financial conditions were also strengthened by a larger-than-expected reduction in short-term interest rates by the Federal Reserve Board in early November. The Federal Funds target rate was lowered 50 basis points (.50%) to 1.25%, its lowest level since the 1960s. Recent action by the Federal Reserve Board was largely viewed as being taken to bolster the sputtering U.S. economic recovery. Rebounding U.S. equity markets and the prospects for a more substantial U.S. economic recovery pushed long-term U.S. Treasury yield levels to 5.10% by late November.

However, over the past three months softer equity prices and renewed investor concerns about U.S. military action against Iraq and nuclear tensions in North Korea again pushed bond prices higher. Reacting to disappointing holiday sales and corporate managements' attempts to scale back analysts' expectation of future earnings, the S&P 500 Index declined more than 8% during the last three months. Fearing a U.S./Iraq military confrontation in early 2003, investors again sought the safety of U.S. Treasury obligations. During February, U.S. Treasury bond yields declined more than 25 basis points to end the period at 4.67%. Over the last six months, U.S. Treasury bond yields fell more than 25 basis points.

For the six-month period ended February 28, 2003, tax-exempt bond prices also continued to rise. In recent months, municipal bond yields have declined in response to the positive fixed income environment engendered by falling equity valuations. Price advances in tax-exempt issues, however, have not been able to keep pace with U.S. Treasury bond price improvement as municipal bonds cannot offer foreign investors the safe-haven status U.S. Treasury obligations enjoy in periods of economic and political instability. Additionally, tax-exempt bond issuance increased dramatically in the last half of 2002, removing some of the positive technical support the municipal bond market enjoyed earlier in the year. At February 28, 2003, long-term municipal bond yields, as measured by the Bond Buyer Revenue Bond Index, stood at 5.10%, a decline of approximately 15 basis points during the last six months.

A number of factors combined to generate consistently strong demand for municipal bonds throughout the six-month period ended February 28, 2003.


1
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Merrill Lynch California Insured Municipal Bond Fund           February 28, 2003

Declining U.S. equity markets supported continued positive demand for tax-exempt products as investors sought the relative security of fixed income issues. Also, with tax-exempt money market rates near 1%, the demand for longer maturity municipal issues has increased as investors have opted to buy longer maturity issues rather than remain in cash reserves. Additionally, investors renewed approximately $30 billion in January 2003 from bond maturities, coupon income and proceeds from early redemptions. However, these positive demand factors have not been totally able to offset the increase in tax-exempt new-issue supply that has resulted in the underperformance seen in recent months. This price underperformance served to make municipal bonds a particularly attractive purchase relative to their taxable counterparts. Throughout most of the yield curve, municipal bonds have been available for purchase at yields near or exceeding those of comparable U.S. Treasury issues. Compared to their recent historical averages of 82% - 88% of U.S. Treasury yields, municipal bond yield ratios in their current 95% - 105% range are likely to prove attractive to long-term investors.

Declining U.S. equity markets and escalating geopolitical pressures have resulted in reduced economic activity and consumer confidence. Consequently, fixed income bond yields have continued to decline to recent historic lows and to levels that may not be supported by economic fundamentals alone. It is important to note that, despite all the negative factors impeding the growth of U.S. businesses, the U.S. economy still grew at an approximate 2.5% rate for all of 2002, twice that of 2001. Similar expansion is expected in early 2003. However, until both Iraqi and North Korean conflicts are resolved, any meaningful increase in interest rates is unlikely.

Some analysts expect that, upon resolution of these conflicts, U.S. business conditions will quickly improve. Bond yields, especially U.S. Treasury securities, which have enjoyed a significant safe-haven benefit, are also expected to quickly rise. However, it is questionable to expect that even a quick, positive closure to these hostilities would restore business and investor confidence to the extent that U.S. economic growth would dramatically explode and foster associated, large-scale interest rate increases.

The resumption of solid economic growth is likely to be a gradual process accompanied by equally graduated increases in bond yields. Moderate economic growth, within the content of negligible inflationary pressures, should not greatly endanger the positive fixed income environment tax-exempt products are currently experiencing.

Specific to California, the state's budget has been deteriorating because of a stalled state economy. The budget shortfall, estimated to be nearing $34 billion, was comprised of $10 billion from the remaining fiscal year-end and $24 billion for the fiscal year-end 2004. The governor's office attributes the deficit to a slowing national economy and a declining stock market that resulted in lower capital gains tax revenue. The $34 billion shortfall is for the fiscal year beginning on July 1, 2003 through the end of 2004. Governor Gray Davis proposed a budget package including $21 billion in spending cuts and $8 billion in higher taxes on income, retail sales and cigarettes. However, as of February 2003, the state legislature and governor's office had yet to enact any major budget changes. This could cause the state to issue as many as $4 billion - $11 billion worth of revenue anticipation warrants later this spring. Standard and Poor's lowered its credit rating on the state's general obligation debt from A+ to A. Fitch lowered its rating from AA to A, while Moody's Investors Service maintained its rating of A1. These lowered ratings, and the perception of increased borrowing needs in the future, caused a widening of yield spreads. California uninsured paper had traded as tight as five basis points to comparably structured insured bonds last year. Currently, California general obligations trade at a 50 basis point spread to bonds rated AAA. On a positive note, California is still the world's fifth-largest economy in terms of gross domestic product and possesses the economic basis to address these financial problems. In our opinion, the state's challenge is to overcome the political obstacles to achieving financial discipline.

Portfolio Strategy

For the six-month period ended February 28, 2003, the Fund continued to deliver good relative performance results. (Complete performance information can be found on pages 4 and 5 of this report to

Merrill Lynch California Insured Municipal Bond Fund           February 28, 2003

shareholders.) Our strategy for achieving competitive total returns, however, has not been through emphasizing aggressively structured holdings with long duration that would normally perform best in a declining interest rate environment. Instead, we focused on delivering a higher-than-industry average degree of current yield. We sought to enhance current return by concentrating the Fund's securities in higher-couponed bonds and by using inverse floater product designed to take advantage of the extraordinarily steep municipal yield curve. Stressing a higher-coupon structure allowed us to enhance tax-exempt income to the shareholder, maintain a competitive total return, and guard against an eventual increase in interest rates. Forecasting the next rise in interest rates has become a very elusive target, but due to the anticipatory nature of the municipal marketplace, it will be beneficial to be ahead of the market when that time arises.

Given the present period of unquantifiable geopolitical risk, the Fund is defensively structured, which can result in short-term underperformance in periods of drastically declining interest rates. However, with the historically low absolute level of today's investment rates, the potential degree of continued underperformance is reduced and we believe that any sacrifice in capital appreciation (from these low levels) can be regained through a steady stream of high income accrual. Utilizing this strategy proved favorable to the Fund over the past six months.

Municipal yields for California insured paper have achieved levels which have historically been difficult to improve upon. In the past, retail and institutional investors eschewed municipal yields once they approached current levels. We believe in maintaining the Fund's low net asset value volatility, perhaps sacrificing a degree of near-term price appreciation, in order to position the portfolio for the time when economic conditions are not as positive for California insured bond prices. Credit quality will continue to remain a focus, as 84% of the Fund's long-term assets were rated AAA with bond insurance at February 28, 2003.

In Conclusion

We appreciate your ongoing interest in Merrill Lynch California Insured Municipal Bond Fund, and we look forward to serving your investment needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Senior Vice President


/s/ John M. Loffredo

John M. Loffredo
Senior Vice President


/s/ Walter C. O'Connor

Walter C. O'Connor
Vice President and Portfolio Manager

March 24, 2003


3
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Merrill Lynch California Insured Municipal Bond Fund           February 28, 2003

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Effective December 1, 2002, Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                                                               Ten-Year/
                                                                 6-Month       12-Month    Since Inception    Standardized
As of February 28, 2003                                       Total Return   Total Return    Total Return     30-Day Yield
==========================================================================================================================
ML California Insured Municipal Bond Fund Class A Shares*         +3.39%        +7.32%          +74.82%           3.72%
--------------------------------------------------------------------------------------------------------------------------
ML California Insured Municipal Bond Fund Class B Shares*         +3.05         +6.69           +66.15            3.38
--------------------------------------------------------------------------------------------------------------------------
ML California Insured Municipal Bond Fund Class C Shares*         +3.00         +6.59           +64.52            3.28
--------------------------------------------------------------------------------------------------------------------------
ML California Insured Municipal Bond Fund Class D Shares*         +3.25         +7.13           +71.62            3.63
--------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index**                            +3.36         +7.67       +84.67/+82.43           --
==========================================================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's ten-year/since inception periods are ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.
** This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. The ten-year/ since inception total returns are for ten years and from 10/31/94, respectively.

Merrill Lynch California Insured Municipal Bond Fund           February 28, 2003

PERFORMANCE DATA (concluded)

Average Annual Total Return

                                                % Return Without  % Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 2/28/03                                +7.32%          +3.03%
--------------------------------------------------------------------------------
Five Years Ended 2/28/03                              +5.48           +4.63
--------------------------------------------------------------------------------
Ten Years Ended 2/28/03                               +5.75           +5.31
--------------------------------------------------------------------------------

*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                                    % Return        % Return
                                                  Without CDSC     With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 2/28/03                                +6.69%         +2.69%
--------------------------------------------------------------------------------
Five Years Ended 2/28/03                              +4.95          +4.63
--------------------------------------------------------------------------------
Ten Years Ended 2/28/03                               +5.21          +5.21
--------------------------------------------------------------------------------

* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                      % Return        % Return
                                                    Without CDSC     With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 2/28/03                                  +6.59%          +5.59%
--------------------------------------------------------------------------------
Five Years Ended 2/28/03                                +4.85           +4.85
--------------------------------------------------------------------------------
Inception (10/21/94)
through 2/28/03                                         +6.14           +6.14
--------------------------------------------------------------------------------

* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                               % Return Without   % Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class D Shares*
================================================================================
One Year Ended 2/28/03                                +7.13%          +2.84%
--------------------------------------------------------------------------------
Five Years Ended 2/28/03                              +5.38           +4.52
--------------------------------------------------------------------------------
Inception (10/21/94)
through 2/28/03                                       +6.68           +6.16
--------------------------------------------------------------------------------

*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

Merrill Lynch California Insured Municipal Bond Fund           February 28, 2003

SCHEDULE OF INVESTMENTS                                           (in Thousands)

S&P      Moody's      Face
Ratings  Ratings     Amount                                              Issue                                                Value
------------------------------------------------------------------------------------------------------------------------------------
California--95.5%
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa       $ 2,625    ABAG Finance Authority for Nonprofit Corporations, California, COP (Children's Hospital
                               Medical Center), 6% due 12/01/2029 (a)                                                        $ 3,035
------------------------------------------------------------------------------------------------------------------------------------
NR*       NR*         3,750    Alameda, California, Public Financing Authority, Local Agency Special Tax Revenue Bonds
                               (Community Facility Number 1), Series A, 7% due 8/01/2019                                       4,070
------------------------------------------------------------------------------------------------------------------------------------
                               Alameda Corridor, California, Transportation Authority Revenue Bonds, Senior Lien,
                               Series A (g):
AAA       Aaa         2,000      5.125% due 10/01/2018                                                                         2,151
AAA       Aaa         3,600      5.25% due 10/01/2021                                                                          3,811
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         4,000    Anaheim, California, Public Financing Authority, Tax Allocation Revenue Refunding Bonds,
                               RITES, 11.62% due 12/28/2018 (g)(h)                                                             5,712
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,000    Bakersfield, California, COP, Refunding (Convention Center Expansion Project),
                               5.875% due 4/01/2022 (g)                                                                        2,259
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         6,000    Bay Area Government Association, California, Revenue Refunding Bonds
                               (California Redevelopment Agency Pool), Series A, 6% due 12/15/2024 (f)                         6,582
------------------------------------------------------------------------------------------------------------------------------------
                               California Educational Facilities Authority Revenue Refunding Bonds (g):
NR*       Aaa         9,000      RIB, Series 413, 10.67% due 10/01/2026 (h)                                                   11,648
NR*       Aaa         1,025      (University of the Pacific), 5.875% due 11/01/2020                                            1,173
------------------------------------------------------------------------------------------------------------------------------------
A1        VMIG1+      7,300    California HFA, Home Mortgage Revenue Bonds, VRDN, Series F, 1.05% due 2/01/2033 (a)(i)         7,300
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         3,000    California Health Facilities Finance Authority, Insured Health Facility Revenue Refunding
                               Bonds (Catholic Healthcare West), Series A, 6% due 7/01/2017 (g)                                3,423
------------------------------------------------------------------------------------------------------------------------------------
                               California Health Facilities Finance Authority Revenue Bonds:
AAA       NR*        10,000      DRIVERS, Series 181, 9.562% due 6/01/2022 (f)(h)                                             11,251
AAA       NR*         5,000      (Kaiser Permanente), RIB, Series 26, 9.65% due 6/01/2022 (f)(h)                               5,626
AAA       Aaa         2,000      (Scripps Memorial Hospital), Series A, 6.375% due 10/01/2022 (g)                              2,049
NR*       Aa3         5,780      (Scripps Research Institute), Series A, 6.625% due 7/01/2014                                  6,240
A+        A1          2,080      (Sutter Health), Series A, 6.25% due 8/15/2035                                                2,242
------------------------------------------------------------------------------------------------------------------------------------
A1+       VMIG1+      4,700    California Health Facilities Finance Authority, Revenue Refunding Bonds
                               (Adventist Hospital), VRDN, Series B, 1% due 9/01/2028 (g)(i)                                   4,700
------------------------------------------------------------------------------------------------------------------------------------
BBB       Baa3       14,000    California Pollution Control Financing Authority, Solid Waste Disposal Revenue Refunding
                               Bonds (Republic Services Inc. Project), AMT, Series C, 5.25% due 6/01/2023                     14,157
------------------------------------------------------------------------------------------------------------------------------------
BBB+      A3          4,500    California State Department of Water Resources, Power Supply Revenue Bonds, Series A,
                               5.75% due 5/01/2017                                                                             4,924
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch California Insured Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
DRIVERS  Derivative Inverse Tax-Exempt Receipts
GO       General Obligation Bonds
HFA      Housing Finance Agency
RIB      Residual Interest Bonds
RITES    Residual Interest Tax-Exempt Securities
RITR     Residual Interest Trust Receipts
VRDN     Variable Rate Demand Notes

Merrill Lynch California Insured Municipal Bond Fund           February 28, 2003

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

S&P      Moody's      Face
Ratings  Ratings     Amount                                              Issue                                                Value
------------------------------------------------------------------------------------------------------------------------------------
California (continued)
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa       $ 2,000    California State Department of Water Resources, Water System Revenue Refunding Bonds
                               (Central Valley Project), Series Q, 5.375% due 12/01/2027 (g)                                 $ 2,125
------------------------------------------------------------------------------------------------------------------------------------
                               California State Public Works Board, Lease Revenue Bonds:
AAA       NR*         1,500      DRIVERS, Series 209, 9.803% due 3/01/2016 (a)(h)                                              1,860
AAA       NR*        10,000      (Department of Corrections), Series A, 7% due 11/01/2019 (a)                                 11,186
AAA       Aaa         2,800      (Department of Health Services), Series A, 5.625% due 11/01/2019 (g)                          3,061
------------------------------------------------------------------------------------------------------------------------------------
                               California State Public Works Board, Lease Revenue Refunding Bonds, Series B:
AAA       Aaa        10,000      (Department of Corrections), 5.625% due 11/01/2019 (g)                                       11,196
AAA       Aaa         1,500      (Various Community College Projects), 5.625% due 3/01/2019 (a)                                1,675
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,580    California State University and Colleges, Housing System Revenue Refunding Bonds,
                               5.80% due 11/01/2017 (d)                                                                        1,771
------------------------------------------------------------------------------------------------------------------------------------
AAA       NR*         6,000    California Statewide Communities Development Authority, COP, Refunding
                               (Huntington Memorial Hospital), 5.80% due 7/01/2026 (b)                                         6,613
------------------------------------------------------------------------------------------------------------------------------------
A-        A3          2,475    California Statewide Communities Development Authority, Health Facility Revenue Bonds
                               (Memorial Health Services), Series A, 6% due 10/01/2023                                         2,623
------------------------------------------------------------------------------------------------------------------------------------
NR*       NR*         1,200    Capistrano, California, Unified School District, Community Facility District, Special Tax
                               Bonds (No. 90-2 Talega), 6% due 9/01/2032                                                       1,212
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         5,585    Contra Costa County, California, Public Financing Authority, Lease Revenue Refunding
                               Bonds (Various Capital Facilities), Series A, 5.35% due 8/01/2024 (g)                           5,954
------------------------------------------------------------------------------------------------------------------------------------
BBB       NR*           340    Contra Costa County, California, Public Financing Authority, Tax Allocation Revenue Bonds,
                               Series A, 7.10% due 8/01/2022                                                                     347
------------------------------------------------------------------------------------------------------------------------------------
                               Corona, California, COP, Refunding (Corona Community):
AAA       Aaa         1,915      8% due 3/01/2009 (e)                                                                          2,486
AAA       Aaa         2,065      8% due 3/01/2010 (e)                                                                          2,715
AAA       Aaa         2,230      8% due 3/01/2011 (e)                                                                          2,971
AAA       Aaa         2,410      8% due 3/01/2012 (e)                                                                          3,254
AAA       Aaa         2,605      8% due 3/01/2013 (e)                                                                          3,557
AAA       Aaa         2,810      8% due 3/01/2014 (e)                                                                          3,867
AAA       Aaa         3,035      8% due 3/01/2015 (c)                                                                          4,208
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,250    Cucamonga, California, County Water District, COP, Refunding, 5.50% due 9/01/2024 (d)           1,341
------------------------------------------------------------------------------------------------------------------------------------
NR*       NR*         1,000    Elk Grove, California, East Franklin Community Number 1 Special Tax, Series A,
                               6% due 8/01/2033                                                                                1,010
------------------------------------------------------------------------------------------------------------------------------------
NR*       NR*         3,000    Etiwanda School District, California, Community Facilities District Number 8, Special Tax,
                               6.25% due 9/01/2032                                                                             3,051
------------------------------------------------------------------------------------------------------------------------------------
A         A1          3,000    Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Revenue
                               Bonds, Series 2003-A-1, 6.75% due 6/01/2039                                                     2,956
------------------------------------------------------------------------------------------------------------------------------------
                               Grossmont, California, Unified High School District, COP (f):
AAA       Aaa         1,220      5.65% due 9/01/2017                                                                           1,379
AAA       Aaa         2,250      5.75% due 9/01/2026                                                                           2,492
------------------------------------------------------------------------------------------------------------------------------------

Merrill Lynch California Insured Municipal Bond Fund           February 28, 2003

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

S&P      Moody's      Face
Ratings  Ratings     Amount                                              Issue                                                Value
------------------------------------------------------------------------------------------------------------------------------------
California (continued)
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa       $ 2,750    Hawthorne, California, School District, GO, Series A, 5.50% due 5/01/2022 (d)                 $ 2,948
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         5,080    Irvine, California, Unified School District, Special Tax Refunding Bonds
                               (Community Facilities District No. 86-1), 5.50% due 11/01/2017 (a)                              5,667
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         5,780    Long Beach, California, Bond Finance Authority, Tax Allocation Revenue Bonds
                               (Industrial Redevelopment Project Areas), Series B, 5% due 11/01/2024 (a)                       5,931
------------------------------------------------------------------------------------------------------------------------------------
NR*       NR*         1,000    Long Beach, California, Special Tax Bonds (Community Facilities District No. 3--Pine Ave.),
                               6.375% due 9/01/2023                                                                            1,048
------------------------------------------------------------------------------------------------------------------------------------
NR*       Aaa         4,000    Los Angeles, California, COP (Sonnenblick Del Rio West Los Angeles),
                               6.20% due 11/01/2031 (a)                                                                        4,672
------------------------------------------------------------------------------------------------------------------------------------
                               Los Angeles, California, Community College District, GO, Series A (g):
AAA       Aaa        12,265      5.50% due 8/01/2020                                                                          13,404
AAA       Aaa         5,035      5.50% due 8/01/2021                                                                           5,469
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         5,150    Los Angeles, California, Community Redevelopment Agency, Tax Allocation Refunding
                               Bonds (Bunker Hill), Series H, 6.50% due 12/01/2016 (f)                                         5,453
------------------------------------------------------------------------------------------------------------------------------------
AAA       NR*         7,000    Los Angeles, California, Convention and Exhibition Center Authority, COP,
                               9% due 12/01/2020 (a)                                                                           8,480
------------------------------------------------------------------------------------------------------------------------------------
NR*       Aaa         7,000    Los Angeles, California, Harbor Department Revenue Bonds, RITR, AMT, Series RI-7,
                               11.095% due 11/01/2026 (g)(h)                                                                   9,120
------------------------------------------------------------------------------------------------------------------------------------
AAA       NR*         5,000    Los Angeles, California, Harbor Department Revenue Refunding Bonds,
                               7.60% due 10/01/2018 (c)(g)                                                                     6,454
------------------------------------------------------------------------------------------------------------------------------------
                               Los Angeles, California, Water and Power Revenue Refunding Bonds (Power System):
AAA       Aaa         5,400      Series A-A-1, 5.25% due 7/01/2020 (f)                                                         5,756
AAA       Aaa         4,000      Series A-A-2, 5.375% due 7/01/2021 (g)                                                        4,293
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,780    Morgan Hill, California, Unified School District, GO, 5.25% due 8/01/2019 (d)                   3,009
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        15,000    Northern California, Transmission Revenue Refunding Bonds (California-Oregon
                               Transmission Project), Series A, 5.25% due 5/01/2020 (g)                                       15,399
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         3,260    Oakland, California, Measure G, GO, Series A, 5% due 1/15/2022 (d)                              3,380
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,025    Palm Desert, California, Financing Authority, Tax Allocation Revenue Refunding Bonds
                               (Project Area Number 1), 5.45% due 4/01/2018 (g)                                                1,131
------------------------------------------------------------------------------------------------------------------------------------
NR*       Aaa         1,000    Petaluma, California, Community Development Commission Tax Allocation Bonds
                               (Petaluma Community Development Project), Series A, 5.75% due 5/01/2030 (g)                     1,106
------------------------------------------------------------------------------------------------------------------------------------
NR*       NR*         7,835    Pleasanton, California, Joint Powers Financing Authority, Revenue Refunding
                               Reassessment Bonds, Sub-Series B, 6.75% due 9/02/2017                                           8,067
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,000    Port Oakland, California, Port Revenue Refunding Bonds, Series I, 5.60% due 11/01/2019 (g)      1,117
------------------------------------------------------------------------------------------------------------------------------------
AAAr      Aaa         8,295    Port Oakland, California, RITR, AMT, Class R, Series 5, 10.141% due 11/01/2012 (d)(h)          10,077
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        12,710    Port Oakland, California, Revenue Refunding Bonds, AMT, Series L,
                               5.375% due 11/01/2027 (d)                                                                      13,161
------------------------------------------------------------------------------------------------------------------------------------
NR*       NR*         1,000    Poway, California, Unified School District, Special Tax (Community Facilities District
                               Number 6), 5.60% due 9/01/2033                                                                    952
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,750    Riverside County, California, Asset Leasing Corporation, Leasehold Revenue Refunding
                               Bonds (Riverside County Hospital Project), Series B, 5.70% due 6/01/2016 (g)                    2,001
------------------------------------------------------------------------------------------------------------------------------------

Merrill Lynch California Insured Municipal Bond Fund           February 28, 2003

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

S&P      Moody's      Face
Ratings  Ratings     Amount                                              Issue                                                Value
------------------------------------------------------------------------------------------------------------------------------------
California (continued)
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa       $ 3,865    Sacramento, California, City Financing Authority, Capital Improvement Revenue Bonds
                               (Solid Waste and Redevelopment Project), 5.75% due 12/01/2022 (a)                             $ 4,241
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         8,000    Sacramento, California, Municipal Utility District, Electric Revenue Refunding Bonds,
                               Series L, 5.125% due 7/01/2022 (g)                                                              8,277
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        10,000    Sacramento County, California, Airport System Revenue Refunding Bonds, Sub-Series B,
                               5% due 7/01/2026 (d)                                                                           10,140
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         3,500    Saddleback Valley, California, Unified School District, Public Financing Authority,
                               Special Tax Revenue Refunding Bonds, Series A, 5.65% due 9/01/2017 (f)                          3,890
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,000    San Bernardino, California, Joint Powers Financing Authority, Lease Revenue Bonds
                               (Department of Transportation Lease), Series A, 5.50% due 12/01/2020 (g)                        2,199
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         4,000    San Bernardino, California, Joint Powers Financing Authority, Tax Allocation Revenue
                               Refunding Bonds, Series A, 5.75% due 10/01/2015 (f)                                             4,467
------------------------------------------------------------------------------------------------------------------------------------
AAA       NR*         4,000    San Bernardino County, California, COP, Refunding (Medical Center Financing Project),
                               5.50% due 8/01/2019 (g)                                                                         4,288
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        10,000    San Diego, California, Certificates of Undivided Interest, Water Utility Fund, Net System
                               Revenue Bonds, 5% due 8/01/2021 (d)                                                            10,361
------------------------------------------------------------------------------------------------------------------------------------
                               San Diego, California, Public Facilities Financing Authority, Sewer Revenue Bonds (d):
AAA       Aaa         4,450      Series A, 5.25% due 5/15/2027                                                                 4,655
AAA       Aaa         6,175      Series B, 5.25% due 5/15/2027                                                                 6,459
------------------------------------------------------------------------------------------------------------------------------------
                               San Francisco, California, City and County Airports Commission, International Airport
                               Revenue Bonds, AMT, Second Series:
AAA       Aaa         6,500      Issue 6, 6.60% due 5/01/2020 (a)                                                              6,988
AAA       Aaa         5,500      Issue 11, 6.25% due 5/01/2005 (d)(e)                                                          6,138
------------------------------------------------------------------------------------------------------------------------------------
                               San Francisco California, City and County Airports Commission, International Airport
                               Revenue Refunding Bonds, Second Series:
AAA       Aaa         5,855      Issue 28-B, 5.25% due 5/01/2022 (g)                                                           6,200
AAA       Aaa         6,730      Issue 29-B, 3% due 5/01/2007 (d)                                                              7,022
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,250    San Francisco, California, City and County Airports Commission, International Airport,
                               Special Facilities Lease Revenue Bonds (SFO Fuel Company LLC), AMT, Series A,
                               6.10% due 1/01/2020 (f)                                                                         1,404
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         4,000    San Francisco, California, State Building Authority, Lease Revenue Bonds (San Francisco
                               Civic Center Complex), Series A, 5.25% due 12/01/2021 (a)                                       4,272
------------------------------------------------------------------------------------------------------------------------------------
                               San Joaquin Hills, California, Transportation Corridor Agency, Toll Road Revenue
                               Refunding Bonds, Series A (g):
AAA       Aaa         5,790      5.375% due 1/15/2029                                                                          5,988
AAA       Aaa         3,410      5.25% due 1/15/2030                                                                           3,556
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         7,000    San Jose, California, Redevelopment Agency Tax Allocation Bonds (Merged Area
                               Redevelopment Project), 5% due 8/01/2026 (a)                                                    7,104
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,420    San Jose--Evergreen, California, Community College District, GO, Series B,
                               5.50% due 9/01/2021 (d)                                                                         1,531
------------------------------------------------------------------------------------------------------------------------------------
                               San Juan, California, Unified School District, GO:
AAA       Aaa         3,740      5.625% due 8/01/2017 (d)                                                                      4,217
AAA       Aaa         3,000      5.70% due 8/01/2019 (f)                                                                       3,381
AAA       Aaa         4,345      5.625% due 8/01/2020 (d)                                                                      4,836
------------------------------------------------------------------------------------------------------------------------------------

Merrill Lynch California Insured Municipal Bond Fund           February 28, 2003

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

S&P      Moody's      Face
Ratings  Ratings     Amount                                              Issue                                                Value
------------------------------------------------------------------------------------------------------------------------------------
California (concluded)
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa       $ 2,240    San Mateo County, California, Joint Powers Authority, Lease Revenue Refunding Bonds
                               (Capital Projects), Series A, 5.125% due 7/15/2028 (f)                                        $ 2,289
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        10,000    Santa Clara County, California, Financing Authority, Lease Revenue Bonds (VMC Facility
                               Replacement Project), Series A, 6.75% due 11/15/2004 (a)(e)                                    11,166
------------------------------------------------------------------------------------------------------------------------------------
NR*       Aaa        10,000    Santa Clara Valley, California, Water District, COP, Refunding, RIB, Series 411,
                               10.67% due 2/01/2024 (d)(h)                                                                    11,211
------------------------------------------------------------------------------------------------------------------------------------
NR*       NR*         1,650    Santa Margarita, California, Water Disposal Special Tax Refunding Bonds
                               (Community Facilities District Number 99-1), 6.20% due 9/01/2020                                1,696
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         4,000    Santa Monica, California, Redevelopment Agency, Tax Allocation Bonds
                               (Earthquake Recovery Redevelopment Project), 6% due 7/01/2029 (a)                               4,550
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,000    Santa Rosa, California, High School District, GO, 5.70% due 5/01/2021 (f)                       1,121
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,000    Southwestern Community College, District of California, GO, 5.625% due 8/01/2018 (a)            1,125
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,630    Temecula Valley, California, Unified School District, GO, Series F, 5.80% due 9/01/2014 (f)     1,861
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         3,500    Ventura County, California, Community College District, GO, Refunding, Series A,
                               5% due 8/01/2027 (g)                                                                            3,567
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         4,215    Vista, California, Unified School District, GO, Series A, 5.25% due 8/01/2025 (f)               4,416
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Puerto Rico--3.2%
------------------------------------------------------------------------------------------------------------------------------------
AAAr      Aaa         7,300    Puerto Rico Commonwealth, GO, Refunding, RITR, Class R, Series 3,
                               10.091% due 7/01/2016 (g)(h)                                                                    9,680
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,000    Puerto Rico Commonwealth Highway and Transportation Authority,
                               Transportation Revenue Bonds, Series B, 5.75% due 7/01/2018 (g)                                 2,260
------------------------------------------------------------------------------------------------------------------------------------
BBB+      Baa3        4,385    Puerto Rico Public Finance Corporation, Commonwealth Appropriation Revenue Bonds,
                               Series E, 5.50% due 8/01/2029                                                                   4,580
------------------------------------------------------------------------------------------------------------------------------------
                               Total Municipal Bonds (Cost--$460,391)--98.7%                                                 506,494
------------------------------------------------------------------------------------------------------------------------------------

                     Shares
                      Held                                        Short-Term Securities
------------------------------------------------------------------------------------------------------------------------------------
                          6    CMA California Municipal Money Fund (j)                                                             6
------------------------------------------------------------------------------------------------------------------------------------
                               Total Short-Term Securities (Cost--$6)--0.0%                                                        6
------------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$460,397)--98.7%                                                                                    506,500

Other Assets Less Liabilities--1.3%                                                                                            6,754
                                                                                                                            --------
Net Assets--100.0%                                                                                                          $513,254
                                                                                                                            ========
------------------------------------------------------------------------------------------------------------------------------------

(a)   AMBAC Insured.
(b)   Connie Lee Insured.
(c)   Escrowed to maturity.
(d)   FGIC Insured.
(e)   Prerefunded.
(f)   FSA Insured.
(g)   MBIA Insured.
(h) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at February 28, 2003.
(i) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at February 28, 2003.
(j) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                          Net           Dividend
      Affiliate                                        Activity           Income
      --------------------------------------------------------------------------
      CMA California Municipal Money Fund                  6               $6
      --------------------------------------------------------------------------

*     Not Rated.
+     Highest short-term rating by Moody's Investors Service, Inc.

      See Notes to Financial Statements.

Merrill Lynch California Insured Municipal Bond Fund           February 28, 2003

FINANCIAL INFORMATION

---------------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of February 28, 2003
---------------------------------------------------------------------------------------------------------------------------------
Assets:                 Investments, at value (identified cost--$460,396,967) ....................                   $506,499,641
                        Cash .....................................................................                         60,823
                        Receivables:
                          Interest ...............................................................    $ 7,587,827
                          Beneficial interest sold ...............................................        272,233
                          Dividends ..............................................................          5,793       7,865,853
                                                                                                      -----------
                        Prepaid registration fees ................................................                         35,464
                                                                                                                     ------------
                        Total assets .............................................................                    514,461,781
                                                                                                                     ------------
---------------------------------------------------------------------------------------------------------------------------------
Liabilities:            Payables:
                          Beneficial interest redeemed ...........................................        435,775
                          Dividends to shareholders ..............................................        383,471
                          Investment adviser .....................................................        214,847
                          Distributor ............................................................        109,677       1,143,770
                                                                                                      -----------
                        Accrued expenses .........................................................                         64,231
                                                                                                                     ------------
                        Total liabilities ........................................................                      1,208,001
                                                                                                                     ------------
---------------------------------------------------------------------------------------------------------------------------------
Net Assets:             Net assets ...............................................................                   $513,253,780
                                                                                                                     ============
---------------------------------------------------------------------------------------------------------------------------------
Net Assets              Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:             shares authorized ........................................................                   $    358,044
                        Class B Shares of beneficial interest, $.10 par value, unlimited number of
                        shares authorized ........................................................                      1,541,395
                        Class C Shares of beneficial interest, $.10 par value, unlimited number of
                        shares authorized ........................................................                        394,058
                        Class D Shares of beneficial interest, $.10 par value, unlimited number of
                        shares authorized ........................................................                      2,012,282
                        Paid-in capital in excess of par .........................................                    475,662,824
                        Undistributed investment income--net .....................................    $   657,168
                        Accumulated realized capital losses on investments--net ..................    (13,474,665)
                        Unrealized appreciation on investments--net ..............................     46,102,674
                                                                                                      -----------
                        Total accumulated earnings--net ..........................................                     33,285,177
                                                                                                                     ------------
                        Net assets ...............................................................                   $513,253,780
                                                                                                                     ============
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value:        Class A--Based on net assets of $42,672,035 and 3,580,442 shares
                        of beneficial interest outstanding .......................................                   $      11.92
                                                                                                                     ============
                        Class B--Based on net assets of $183,764,165 and 15,413,945 shares
                        of beneficial interest outstanding .......................................                   $      11.92
                                                                                                                     ============
                        Class C--Based on net assets of $46,971,481 and 3,940,579 shares
                        of beneficial interest outstanding .......................................                   $      11.92
                                                                                                                     ============
                        Class D--Based on net assets of $239,846,099 and 20,122,816 shares
                        of beneficial interest outstanding .......................................                   $      11.92
                                                                                                                     ============
---------------------------------------------------------------------------------------------------------------------------------

      See Notes to Financial Statements.

Merrill Lynch California Insured Municipal Bond Fund           February 28, 2003

Statement of Operations

                                                                                      For the Six Months Ended
                                                                                             February 28, 2003
--------------------------------------------------------------------------------------------------------------
Investment Income:      Interest .............................................                    $ 14,038,387
                        Dividends ............................................                           5,793
                                                                                                  ------------
                        Total income .........................................                      14,044,180
                                                                                                  ------------
--------------------------------------------------------------------------------------------------------------
Expenses:               Investment advisory fees .............................    $ 1,390,020
                        Account maintenance and distribution fees--Class B ...        468,262
                        Account maintenance and distribution fees--Class C ...        125,290
                        Account maintenance fees--Class D ....................        117,397
                        Accounting services ..................................         97,762
                        Transfer agent fees--Class D .........................         43,755
                        Transfer agent fees--Class B .........................         40,686
                        Professional fees ....................................         38,306
                        Printing and shareholder reports .....................         32,124
                        Registration fees ....................................         19,398
                        Trustees' fees and expenses ..........................         15,852
                        Custodian fees .......................................         15,393
                        Pricing fees .........................................         10,643
                        Transfer agent fees--Class C .........................          9,022
                        Transfer agent fees--Class A .........................          7,839
                        Other ................................................         14,415
                                                                                  -----------
                        Total expenses before reimbursement ..................      2,446,164
                        Reimbursement of expenses ............................         (3,179)
                                                                                  -----------
                        Total expenses after reimbursement ...................                       2,442,985
                                                                                                  ------------
                        Investment income--net ...............................                      11,601,195
                                                                                                  ------------
--------------------------------------------------------------------------------------------------------------
Realized &              Realized gain on investments--net ....................                         719,665
Unrealized              Change in unrealized appreciation on investments--net                        3,635,299
Gain on                                                                                           ------------
Investments--Net:       Total realized and unrealized gain on investments--net                       4,354,964
                                                                                                  ------------
                        Net Increase in Net Assets Resulting from Operations .                    $ 15,956,159
                                                                                                  ============
--------------------------------------------------------------------------------------------------------------

      See Notes to Financial Statements.

Merrill Lynch California Insured Municipal Bond Fund           February 28, 2003

Statements of Changes in Net Assets

                                                                                                For the Six          For the
                                                                                                Months Ended       Year Ended
                                                                                                February 28,       August 31,
Increase (Decrease) in Net Assets:                                                                  2003              2002
------------------------------------------------------------------------------------------------------------------------------
Operations:             Investment income--net ............................................    $  11,601,195     $  23,455,004
                        Realized gain on investments--net .................................          719,665         3,249,693
                        Change in unrealized appreciation on investments--net .............        3,635,299        (1,081,594)
                                                                                               -------------     -------------
                        Net increase in net assets resulting from operations ..............       15,956,159        25,623,103
                                                                                               -------------     -------------
------------------------------------------------------------------------------------------------------------------------------
Dividends to            Investment income--net:
Shareholders:             Class A .........................................................       (1,022,714)       (2,085,753)
                          Class B .........................................................       (4,079,271)       (9,188,278)
                          Class C .........................................................         (889,947)       (1,090,321)
                          Class D .........................................................       (5,592,669)      (11,095,385)
                                                                                               -------------     -------------
                        Net decrease in net assets resulting from dividends to shareholders      (11,584,601)      (23,459,737)
                                                                                               -------------     -------------
------------------------------------------------------------------------------------------------------------------------------
Beneficial Interest     Net increase (decrease) in net assets derived from beneficial
Transactions:           interest transactions .............................................       (1,887,601)       10,414,391
                                                                                               -------------     -------------
------------------------------------------------------------------------------------------------------------------------------
Net Assets:             Total increase in net assets ......................................        2,483,957        12,577,757
                        Beginning of period ...............................................      510,769,823       498,192,066
                                                                                               -------------     -------------
                        End of period* ....................................................    $ 513,253,780     $ 510,769,823
                                                                                               =============     =============
------------------------------------------------------------------------------------------------------------------------------
                       *Undistributed investment income--net ..............................    $     657,168     $     640,574
                                                                                               =============     =============
------------------------------------------------------------------------------------------------------------------------------

      See Notes to Financial Statements.

Merrill Lynch California Insured Municipal Bond Fund           February 28, 2003

Financial Highlights

                                                                                                     Class A
                                                                 -----------------------------------------------------------------
                                                                   For the
The following per share data and ratios have been derived        Six Months
from information provided in the financial statements.              Ended                  For the Year Ended August 31,
                                                                   Feb. 28,      -------------------------------------------------
Increase (Decrease) in Net Asset Value:                             2003            2002         2001          2000         1999
----------------------------------------------------------------------------------------------------------------------------------
Per Share           Net asset value, beginning of period ......   $   11.81      $   11.77    $   11.26     $   11.10    $   12.15
Operating                                                         ---------      ---------    ---------     ---------    ---------
Performance:        Investment income--net ....................         .29+           .58+         .59           .58          .60
                    Realized and unrealized gain (loss) on
                    investments--net ..........................         .11            .04          .51           .16         (.79)
                                                                  ---------      ---------    ---------     ---------    ---------
                    Total from investment operations ..........         .40            .62         1.10           .74         (.19)
                                                                  ---------      ---------    ---------     ---------    ---------
                    Less dividends and distributions:
                      Investment income--net ..................        (.29)          (.58)        (.59)         (.58)        (.60)
                      Realized gain on investments--net .......          --             --           --            --         (.18)
                      In excess of realized gain on
                      investments--net ........................          --             --           --            --         (.08)
                                                                  ---------      ---------    ---------     ---------    ---------
                    Total dividends and distributions .........        (.29)          (.58)        (.59)         (.58)        (.86)
                                                                  ---------      ---------    ---------     ---------    ---------
                    Net asset value, end of period ............   $   11.92      $   11.81    $   11.77     $   11.26    $   11.10
                                                                  =========      =========    =========     =========    =========
----------------------------------------------------------------------------------------------------------------------------------
Total Investment    Based on net asset value per share ........        3.39%++        5.48%       10.04%         7.02%       (1.80%)
Return:**                                                         =========      =========    =========     =========    =========
----------------------------------------------------------------------------------------------------------------------------------
Ratios to           Expenses, net of reimbursement and
Average             excluding reorganization expenses .........         .68%*          .71%         .69%          .67%         .65%
Net Assets:                                                       =========      =========    =========     =========    =========
                    Expenses, excluding reorganization expenses         .68%*          .71%         .69%          .67%         .65%
                                                                  =========      =========    =========     =========    =========
                    Expenses ..................................         .68%*          .74%         .75%          .67%         .65%
                                                                  =========      =========    =========     =========    =========
                    Investment income--net ....................        4.87%*         5.03%        5.06%         5.35%        5.07%
                                                                  =========      =========    =========     =========    =========
----------------------------------------------------------------------------------------------------------------------------------
Supplemental        Net assets, end of period (in thousands) ..   $  42,672      $  42,873    $  40,877     $  31,868    $  37,641
Data:                                                             =========      =========    =========     =========    =========
                    Portfolio turnover ........................       10.22%         37.35%       55.75%        84.36%      106.84%
                                                                  =========      =========    =========     =========    =========
----------------------------------------------------------------------------------------------------------------------------------

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.
++    Aggregate total investment return.

      See Notes to Financial Statements.

Merrill Lynch California Insured Municipal Bond Fund           February 28, 2003

Financial Highlights (continued)

                                                                                               Class B
                                                                 -----------------------------------------------------------------
                                                                  For the
The following per share data and ratios have been derived        Six Months
from information provided in the financial statements.             Ended                  For the Year Ended August 31,
                                                                  Feb. 28,      --------------------------------------------------
Increase (Decrease) in Net Asset Value:                             2003           2002          2001         2000          1999
----------------------------------------------------------------------------------------------------------------------------------
Per Share          Net asset value, beginning of period ......   $   11.82      $   11.77     $   11.26    $   11.10     $   12.16
Operating                                                        ---------      ---------     ---------    ---------     ---------
Performance:       Investment income--net ....................         .26+           .52+          .53          .53           .54
                   Realized and unrealized gain (loss) on
                   investments--net ..........................         .10            .05           .51          .16          (.80)
                                                                 ---------      ---------     ---------    ---------     ---------
                   Total from investment operations ..........         .36            .57          1.04          .69          (.26)
                                                                 ---------      ---------     ---------    ---------     ---------
                   Less dividends and distributions:
                     Investment income--net ..................        (.26)          (.52)         (.53)        (.53)         (.54)
                     Realized gain on investments--net .......          --             --            --           --          (.18)
                     In excess of realized gain on
                     investments--net ........................          --             --            --           --          (.08)
                                                                 ---------      ---------     ---------    ---------     ---------
                   Total dividends and distributions .........        (.26)          (.52)         (.53)        (.53)         (.80)
                                                                 ---------      ---------     ---------    ---------     ---------
                   Net asset value, end of period ............   $   11.92      $   11.82     $   11.77    $   11.26     $   11.10
                                                                 =========      =========     =========    =========     =========
----------------------------------------------------------------------------------------------------------------------------------
Total Investment   Based on net asset value per share ........        3.05%++        5.04%         9.48%        6.48%        (2.38%)
Return:**                                                        =========      =========     =========    =========     =========
----------------------------------------------------------------------------------------------------------------------------------
Ratios to          Expenses, net of reimbursement and
Average            excluding reorganization expenses .........        1.19%*         1.22%         1.20%        1.18%         1.16%
Net Assets:                                                      =========      =========     =========    =========     =========
                   Expenses, excluding reorganization expenses        1.19%*         1.22%         1.20%        1.18%         1.16%
                                                                 =========      =========     =========    =========     =========
                   Expenses ..................................        1.19%*         1.25%         1.25%        1.18%         1.16%
                                                                 =========      =========     =========    =========     =========
                   Investment income--net ....................        4.36%*         4.52%         4.55%        4.85%         4.57%
                                                                 =========      =========     =========    =========     =========
----------------------------------------------------------------------------------------------------------------------------------
Supplemental       Net assets, end of period (in thousands) ..   $ 183,764      $ 194,733     $ 221,516    $ 200,409     $ 269,191
Data:                                                            =========      =========     =========    =========     =========
                   Portfolio turnover ........................       10.22%         37.35%        55.75%       84.36%       106.84%
                                                                 =========      =========     =========    =========     =========
----------------------------------------------------------------------------------------------------------------------------------

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.
++    Aggregate total investment return.

      See Notes to Financial Statements.

Merrill Lynch California Insured Municipal Bond Fund           February 28, 2003

Financial Highlights (continued)

                                                                                              Class C
                                                                ---------------------------------------------------------------
                                                                 For the
The following per share data and ratios have been derived       Six Months
from information provided in the financial statements.            Ended                 For the Year Ended August 31,
                                                                 Feb. 28,      ------------------------------------------------
Increase (Decrease) in Net Asset Value:                            2003           2002         2001         2000         1999
-------------------------------------------------------------------------------------------------------------------------------
Per Share          Net asset value, beginning of period ......  $   11.82      $   11.77    $   11.26    $   11.10    $   12.15
Operating                                                       ---------      ---------    ---------    ---------    ---------
Performance:       Investment income--net ....................        .25+           .51+         .52          .52          .53
                   Realized and unrealized gain (loss) on
                   investments--net ..........................        .10            .05          .51          .16         (.79)
                                                                ---------      ---------    ---------    ---------    ---------
                   Total from investment operations ..........        .35            .56         1.03          .68         (.26)
                                                                ---------      ---------    ---------    ---------    ---------
                   Less dividends and distributions:
                     Investment income--net ..................       (.25)          (.51)        (.52)        (.52)        (.53)
                     Realized gain on investments--net .......         --             --           --           --         (.18)
                     In excess of realized gain on
                     investments--net ........................         --             --           --           --         (.08)
                                                                ---------      ---------    ---------    ---------    ---------
                   Total dividends and distributions .........       (.25)          (.51)        (.52)        (.52)        (.79)
                                                                ---------      ---------    ---------    ---------    ---------
                   Net asset value, end of period ............  $   11.92      $   11.82    $   11.77    $   11.26    $   11.10
                                                                =========      =========    =========    =========    =========
-------------------------------------------------------------------------------------------------------------------------------
Total Investment   Based on net asset value per share ........       3.00%++        4.94%        9.37%        6.37%       (2.40%)
Return:**                                                       =========      =========    =========    =========    =========
-------------------------------------------------------------------------------------------------------------------------------
Ratios to          Expenses, net of reimbursement and
Average            excluding reorganization expenses .........       1.29%*         1.32%        1.30%        1.28%        1.26%
Net Assets:                                                     =========      =========    =========    =========    =========
                   Expenses, excluding reorganization expenses       1.29%*         1.32%        1.30%        1.28%        1.26%
                                                                =========      =========    =========    =========    =========
                   Expenses ..................................       1.29%*         1.35%        1.35%        1.28%        1.26%
                                                                =========      =========    =========    =========    =========
                   Investment income--net ....................       4.27%*         4.42%        4.45%        4.75%        4.46%
                                                                =========      =========    =========    =========    =========
-------------------------------------------------------------------------------------------------------------------------------
Supplemental       Net assets, end of period (in thousands) ..  $  46,972      $  36,983    $  16,357    $  10,262    $  11,769
Data:                                                           =========      =========    =========    =========    =========
                   Portfolio turnover ........................      10.22%         37.35%       55.75%       84.36%      106.84%
                                                                =========      =========    =========    =========    =========
-------------------------------------------------------------------------------------------------------------------------------

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.
++    Aggregate total investment return.

      See Notes to Financial Statements.

Merrill Lynch California Insured Municipal Bond Fund           February 28, 2003

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

                                                                                                Class D
                                                                ------------------------------------------------------------------
                                                                  For the
                                                                Six Months
The following per share data and ratios have been derived          Ended                  For the Year Ended August 31,
from information provided in the financial statements.            Feb. 28,     ---------------------------------------------------
Increase (Decrease) in Net Asset Value:                            2003            2002          2001         2000         1999
----------------------------------------------------------------------------------------------------------------------------------
Per Share          Net asset value, beginning of period ......  $    11.82     $    11.77    $    11.26   $    11.10    $    12.16
Operating                                                       ----------     ----------    ----------   ----------    ----------
Performance:       Investment income--net ....................         .28+           .57+          .58          .57           .59
                   Realized and unrealized gain (loss) on
                   investments--net ..........................         .10            .05           .51          .16          (.80)
                                                                ----------     ----------    ----------   ----------    ----------
                   Total from investment operations ..........         .38            .62          1.09          .73          (.21)
                                                                ----------     ----------    ----------   ----------    ----------
                   Less dividends and distributions:
                     Investment income--net ..................        (.28)          (.57)         (.58)        (.57)         (.59)
                     Realized gain on investments--net .......          --             --            --           --          (.18)
                     In excess of realized gain on
                     investments--net ........................          --             --            --           --          (.08)
                                                                ----------     ----------    ----------   ----------    ----------
                   Total dividends and distributions .........        (.28)          (.57)         (.58)        (.57)         (.85)
                                                                ----------     ----------    ----------   ----------    ----------
                   Net asset value, end of period ............  $    11.92     $    11.82    $    11.77   $    11.26    $    11.10
                                                                ==========     ==========    ==========   ==========    ==========
----------------------------------------------------------------------------------------------------------------------------------
Total Investment   Based on net asset value per share ........        3.25%++        5.46%         9.93%        6.91%        (1.98%)
Return:**                                                       ==========     ==========    ==========   ==========    ==========
----------------------------------------------------------------------------------------------------------------------------------
Ratios to          Expenses, net of reimbursement and
Average            excluding reorganization expenses .........         .78%*          .81%          .79%         .77%          .75%
Net Assets:                                                     ==========     ==========    ==========   ==========    ==========
                   Expenses, excluding reorganization expenses         .78%*          .81%          .79%         .77%          .75%
                                                                ==========     ==========    ==========   ==========    ==========
                   Expenses ..................................         .78%*          .84%          .84%         .77%          .75%
                                                                ==========     ==========    ==========   ==========    ==========
                   Investment income--net ....................        4.77%*         4.93%         4.96%        5.25%         4.98%
                                                                ==========     ==========    ==========   ==========    ==========
----------------------------------------------------------------------------------------------------------------------------------
Supplemental       Net assets, end of period (in thousands) ..  $  239,846     $  236,181    $  219,442   $  193,497    $  194,029
Data:                                                           ==========     ==========    ==========   ==========    ==========
                   Portfolio turnover ........................       10.22%         37.35%        55.75%       84.36%       106.84%
                                                                ==========     ==========    ==========   ==========    ==========
----------------------------------------------------------------------------------------------------------------------------------

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.
++    Aggregate total investment return.

      See Notes to Financial Statements.

Merrill Lynch California Insured Municipal Bond Fund           February 28, 2003

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch California Insured Municipal Bond Fund (the "Fund") is part of Merrill Lynch California Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates).

Merrill Lynch California Insured Municipal Bond Fund           February 28, 2003

Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund is required to pay a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion. For the six months ended February 28, 2003, FAM reimbursed the Fund in the amount of $3,179.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

-------------------------------------------------------------------------------
                                                  Account          Distribution
                                               Maintenance Fee         Fee
-------------------------------------------------------------------------------
Class B ..............................              .25%              .25%
Class C ..............................              .25%              .35%
Class D ..............................              .10%               --
-------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended February 28, 2003, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                    FAMD                  MLPF&S
--------------------------------------------------------------------------------
Class A ..........................                $   747                $ 6,736
Class D ..........................                $ 2,153                $19,754
--------------------------------------------------------------------------------

For the six months ended February 28, 2003, MLPF&S received contingent deferred sales charges of $65,913 and $7,380 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended February 28, 2003, the Fund reimbursed FAM $5,521 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.

Merrill Lynch California Insured Municipal Bond Fund           February 28, 2003

NOTES TO FINANCIAL STATEMENTS (concluded)

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 2003 were $63,133,372 and $49,707,938, respectively.

Net realized gains (losses) for the six months ended February 28, 2003 and net unrealized gains as of February 28, 2003 were as follows:

--------------------------------------------------------------------------------
                                                   Realized           Unrealized
                                                Gains (Losses)          Gains
--------------------------------------------------------------------------------
Long-term investments ...................        $   943,340         $46,102,674
Financial futures contracts .............           (223,675)                 --
                                                 -----------         -----------
Total ...................................        $   719,665         $46,102,674
                                                 ===========         ===========
--------------------------------------------------------------------------------

As of February 28, 2003, net unrealized appreciation for Federal income tax purposes aggregated $45,595,348, of which $45,654,660 related to appreciated securities and $59,312 related to depreciated securities. The aggregate cost of investments at February 28, 2003 for Federal income tax purposes was $460,904,293.

4. Beneficial Interest Transactions:

Net increase (decrease) in net assets derived from beneficial interest transactions was $(1,887,601) and $10,414,391 for the six months ended February 28, 2003 and the year ended August 31, 2002, respectively.

Transactions in shares of beneficial interest for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Six Months                                      Dollar
Ended February 28, 2003                            Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            204,879        $  2,416,915
Shares issued to shareholders
in reinvestment of dividends ...........             36,117             426,577
                                               ------------        ------------
Total issued ...........................            240,996           2,843,492
Shares redeemed ........................           (289,536)         (3,428,082)
                                               ------------        ------------
Net decrease ...........................            (48,540)       $   (584,590)
                                               ============        ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended August 31, 2002                              Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            647,353        $  7,518,687
Shares issued to shareholders
in reinvestment of dividends ...........             74,346             861,819
                                               ------------        ------------
Total issued ...........................            721,699           8,380,506
Shares redeemed ........................           (566,850)         (6,581,153)
                                               ------------        ------------
Net increase ...........................            154,849        $  1,799,353
                                               ============        ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the Six Months                                      Dollar
Ended February 28, 2003                            Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            822,686        $  9,734,872
Shares issued to shareholders
in reinvestment of dividends ...........            148,679           1,756,925
                                               ------------        ------------
Total issued ...........................            971,365          11,491,797
Automatic conversion of
shares .................................           (860,188)        (10,166,445)
Shares redeemed ........................         (1,175,095)        (13,873,662)
                                               ------------        ------------
Net decrease ...........................         (1,063,918)       $(12,548,310)
                                               ============        ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended August 31, 2002                             Shares               Amount
-------------------------------------------------------------------------------
Shares sold ............................          2,226,522        $ 25,871,856
Shares issued to shareholders
in reinvestment of dividends ...........            343,648           3,984,430
                                               ------------        ------------
Total issued ...........................          2,570,170          29,856,286
Automatic conversion of
shares .................................         (2,035,493)        (23,726,527)
Shares redeemed ........................         (2,876,883)        (33,376,806)
                                               ------------        ------------
Net decrease ...........................         (2,342,206)       $(27,247,047)
                                               ============        ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Six Months                                      Dollar
Ended February 28, 2003                            Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          1,017,259        $ 12,061,622
Shares issued to shareholders
in reinvestment of dividends ...........             42,133             497,693
                                               ------------        ------------
Total issued ...........................          1,059,392          12,559,315
Shares redeemed ........................           (248,823)         (2,920,090)
                                               ------------        ------------
Net increase ...........................            810,569        $  9,639,225
                                               ============        ============
-------------------------------------------------------------------------------

Merrill Lynch California Insured Municipal Bond Fund           February 28, 2003

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended August 31, 2002                              Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          2,116,735        $ 24,603,457
Shares issued to shareholders
in reinvestment of dividends ...........             47,620             552,179
                                               ------------        ------------
Total issued ...........................          2,164,355          25,155,636
Shares redeemed ........................           (424,323)         (4,898,714)
                                               ------------        ------------
Net increase ...........................          1,740,032        $ 20,256,922
                                               ============        ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class D Shares for the Six Months                                      Dollar
Ended February 28, 2003                            Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            404,847        $  4,786,437
Automatic conversion
of shares ..............................            860,693          10,166,445
Shares issued to shareholders
in reinvestment of dividends ...........            210,474           2,485,907
                                               ------------        ------------
Total issued ...........................          1,476,014          17,438,789
Shares redeemed ........................         (1,343,138)        (15,832,715)
                                               ------------        ------------
Net increase ...........................            132,876        $  1,606,074
                                               ============        ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended August 31, 2002                              Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          1,397,500        $ 16,186,767
Automatic conversion
of shares ..............................          2,035,844          23,726,526
Shares issued to shareholders
in reinvestment of dividends ...........            409,392           4,746,423
                                               ------------        ------------
Total issued ...........................          3,842,736          44,659,716
Shares redeemed ........................         (2,501,336)        (29,054,553)
                                               ------------        ------------
Net increase ...........................          1,341,400        $ 15,605,163
                                               ============        ============
-------------------------------------------------------------------------------

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 29, 2002, the credit agreement was renewed for one year under the same terms, except that the total commitment was reduced from $1,000,000,000 to $500,000,000. The Fund did not borrow under the credit agreement during the six months ended February 28, 2003.

6. Capital Loss Carryforward:

On August 31, 2002, the Fund had a net capital loss carryforward of $12,622,391, of which $2,000,245 expires in 2008 and $10,622,146 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

Merrill Lynch California Insured Municipal Bond Fund           February 28, 2003

OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Joe Grills, Trustee
Herbert I. London, Trustee
Andre F. Perold, Trustee
Roberta Cooper Ramo, Trustee
Robert S. Salomon, Jr., Trustee
Stephen B. Swensrud, Trustee
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Walter C. O'Connor, Vice President
Donald C. Burke, Vice President and Treasurer
Brian D. Stewart, Secretary

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

-------------------------------------------------------------------------------
Melvin R. Seiden, Trustee of Merrill Lynch California Insured Municipal Bond Fund, has recently retired. The Fund's Board of Trustees wishes Mr. Seiden well in his retirement.
-------------------------------------------------------------------------------

[LOGO] Merrill Lynch Investment Managers
                                                              [GRAPHICS OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch California Insured Municipal Bond Fund of
Merrill Lynch California Municipal Series Trust
Box 9011
Princeton, NJ 08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper             #10329--2/03

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request-- N/A (not answered until July 15, 2003 and only annually for funds)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (not answered until July 15, 2003 and only annually for funds)

Item 4 - Disclose annually only (not answered until December 15, 2003)

      (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

      (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

      (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

      (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

      (e)(2) Disclose the percentage of services described in each of paragraphs
             (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

      (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

      (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

      (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Items 5-6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A (not answered until July 1, 2003)

Item 8 -- Reserved

Item 9(a) - Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph. N/A (not answered until July 15, 2003 and only annually for funds)

 Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications (4 in total pursuant to Sections 302 and 906 for CEO/CFO). Attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch California Insured Municipal Bond Fund

By: /s/ Terry K. Glenn
    ----------------------------
    Terry K. Glenn,
    President of
    Merrill Lynch California Insured Municipal Bond Fund

Date: April 21, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Terry K. Glenn
    ----------------------------
    Terry K. Glenn,
    President of
    Merrill Lynch California Insured Municipal Bond Fund

Date: April 21, 2003

By: /s/ Donald C. Burke
    ----------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Merrill Lynch California Insured Municipal Bond Fund

Date: April 21, 2003